Other Receivables, Net	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Other Receivables, net

(4) Other Receivables, net

Other receivables, net consist of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Advances to staff (i)	14,142	16,437
Advances to entrepreneurial agents (i)	1,290	907
Advances to a third party channel vendor (i)	14,318	17,898
Rental deposits	14,824	21,864
Amount due from a third party (ii)	6,830	—
Amount due from payment platform	3,079	507
Other	2,685	3,944
Less: Allowance for current expected credit losses	(6,926)	(802)
Other receivables, net	50,242	60,755

(i)	These balances are unsecured, interest-free and repayable on demand.

(ii)	This represented the amount receivable from Beijing Cheche Technology Co., Ltd (“Cheche”) as a result of the conversion of loan receivable in October 2019. After an extension of the maturity date of the loan receivable to October 26, 2022, the Group received RMB13,000 in aggregate from Cheche in the current year and recorded as others, net.